UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 17, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

             Ohio                      1-11781                  31-0676346
(State or other jurisdiction of       Commission               (IRS Employer
incorporation or organization)        File Number)          Identification No.)


7777 Washington Village Drive, Dayton, Ohio                       45459
(Address of principal executive offices)                       (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the reporting and closing process relating to the preparation of the December 31, 2005 financial statements for Dayton Superior Corporation (the "Company"), the Company's management concluded that certain put options set forth in the Company's Management Stockholders' Agreement should be classified outside of shareholders' equity (deficit) in accordance with EITF D-98, "Classification and Measurement of Redeemable Securities." As a result, management recommended that the cumulative effect should be recorded as of January 1, 2003 and that the Company should restate its consolidated balance sheet as of December 31, 2004 and its consolidated statements of operations, shareholders' deficit, comprehensive loss and cash flows for the years ended December 31, 2004 and 2003 accordingly.

The Company's management also determined that two agreements for the purchase of rental equipment entered into by the Company in 2003 were incorrectly recorded as capital assets as the purchase price was paid by the Company rather than being recorded as capital leases or other long-term liabilities at the inception of the agreements. As a result, management recommended that the Company restate its consolidated balance sheet as of December 31, 2004 and its consolidated statements of operations, shareholders' deficit, comprehensive loss and cash flows for the years ended December 31, 2004 and 2003 accordingly.

On April 17, 2006, after discussing management's recommendations with the Company's independent registered public accounting firm, the Audit Committee of the Company's Board of Directors agreed that the consolidated financial statements of the Company for the periods specified above should be restated as described above. Concurrently herewith, the Company is filing with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 2005 in which it has restated its consolidated financial statements for those periods as described above.

The effects of the restatement on the Company's consolidated financial statements are as follows:


-------------------------------------------------- ----------------------------------------------------------
                                                                    As of December 31, 2004
-------------------------------------------------- ----------------------------------------------------------
                                                     As Reported         Adjustments         As Restated
-------------------------------------------------- ----------------- -------------------- -------------------

Rental equipment, net                                $69,662               $625              $70,287
-------------------------------------------------- ----------------- -------------------- -------------------
Total assets                                         394,138                625              394,763
-------------------------------------------------- ----------------- -------------------- -------------------
Current portion of long-term debt                       2,455             1,660                4,115
-------------------------------------------------- ----------------- -------------------- -------------------
Total current liabilities                              50,863             1,660               52,523
-------------------------------------------------- ----------------- -------------------- -------------------
Other long-term debt, net of current portion          316,389               431              316,820
-------------------------------------------------- ----------------- -------------------- -------------------
Deferred income taxes                                  17,474              (559)              16,915
-------------------------------------------------- ----------------- -------------------- -------------------
Total liabilities                                     449,668             1,532              451,200
-------------------------------------------------- ----------------- -------------------- -------------------
Class A common shares subject to put option                 -             3,031                3,031
-------------------------------------------------- ----------------- -------------------- -------------------
Class A common shares                                 116,024            (5,467)             110,557
-------------------------------------------------- ----------------- -------------------- -------------------
Loans to shareholders                                  (2,767)            2,436                 (331)
-------------------------------------------------- ----------------- -------------------- -------------------
Accumulated deficit                                  (166,466)             (907)            (167,373)
-------------------------------------------------- ----------------- -------------------- -------------------
Total shareholders' deficit                           (55,530)           (3,938)             (59,468)
-------------------------------------------------- ----------------- -------------------- -------------------
Total liabilities and shareholders' deficit          $394,138              $625             $394,763
-------------------------------------------------- ----------------- -------------------- -------------------


------------------------- ----------------------------------------- -- --------------------------------------------
                            For the Year Ended December 31, 2004          For the Year Ended December 31, 2003
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
                          As Reported  Adjustments   As Restated       As Reported   Adjustments    As Restated
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------

Rental cost of sales         $35,275         $444       $35,719           $28,010          $667        $28,677
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Cost of Sales                310,891          444       311,335           277,678           667        278,345
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Rental gross profit            6,956         (444)        6,512             7,623          (667)         6,956
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Gross profit                 107,748         (444)      107,304           101,779          (667)       101,112
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Income from operations        15,236         (444)       14,792            14,634          (667)        13,967
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Interest expense              47,030          177        47,207            40,008           178         40,186
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Loss before provision
  (benefit) for income
  taxes                      (31,943)        (621)      (32,564)          (27,821)         (845)       (28,666)
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Provision (benefit) for
  income taxes                16,427         (242)       16,185           (10,713)         (317)       (11,030)
------------------------- ------------ ------------- -------------- -- ------------- -------------- ---------------
Net loss                    $(48,370)       $(379)     $(48,749)         $(17,108)        $(528)      $(17,636)


------------------------- ----------------------------------------- -- ---------------------------------------------
                            For the Year Ended December 31, 2004           For the Year Ended December 31, 2003
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
                          As Reported  Adjustments   As Restated       As Reported   Adjustments      As Restated
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------

Net cash used in
  operating activities      $(28,558)         $99      $(28,459)         $(32,488)         $(30)        $(32,518)
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
Net cash provided by
  (used in) investing
  activities                   1,442        1,466         2,908            (8,451)        1,099           (7,352)
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
Net cash provided by
  financing activities        29,432       (1,565)       27,867            39,917        (1,069)          38,848
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
Cash paid for interest        41,061          177        41,238            32,690           178           32,868
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
Purchase of equipment
  on capital lease               481            -           481             3,183         2,757            5,940
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------
Purchase of equipment
  on extended terms                -            -             -                 -         1,968            1,968
------------------------- ------------ ------------- -------------- -- ------------- ---------------- --------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 DAYTON SUPERIOR CORPORATION


Date: April 17, 2006             By:/s/ Edward J. Puisis
                                    ----------------------------------------
                                    Edward J. Puisis
                                    Executive Vice President and Chief Financial
                                    Officer